                                                                    EXHIBIT 99.2
                                                                    ------------



         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The Acquisition will be accounted for as a purchase business combination by the Company. The pro forma combined condensed financial statements are based on the historical financial statements of the Company and TI Software. This exhibit to the Company's Current Report on Form 8-K/A includes the following unaudited pro forma combined condensed financial statements: (i) Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and TI Software as of March 31, 1997; (ii) Unaudited Pro Forma Combined Condensed Statements of Operations of the Company and TI Software for the six months ended March 31, 1997 and the year ended September 30, 1996; and (iii) related notes thereto.
The unaudited pro forma combined condensed balance sheet assumes the Acquisition had been consummated on March 31, 1997. The unaudited pro forma combined condensed statements of operations assume the Acquisition had been consummated on October 1, 1995.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been reported if the Acquisition had been consummated as presented in the accompanying unaudited pro forma combined condensed financial statements, nor is it necessarily indicative of the Company's future financial position or results of operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to unaudited pro forma combined condensed financial statements.

     These unaudited pro forma combined condensed financial statements are based on and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company and the financial statements and notes thereto of TI Software for the year ended December 31, 1996.

                            STERLING SOFTWARE, INC.
             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                MARCH 31, 1997
                                (IN THOUSANDS)

                                                                     PURCHASE
                                                           TI       ACCOUNTING
                                           STERLING     SOFTWARE   ADJUSTMENTS         PRO FORMA
                                          HISTORICAL   HISTORICAL    (NOTE 2)          COMBINED
                                          ----------   ----------  -----------        ----------
Current assets:
 Cash and cash equivalents..............  $  571,501                 $(165,000)  (a)  $  406,501
 Marketable securities..................     183,649                                     183,649
 Accounts and notes receivable, net.....     117,730     $ 59,647                        177,377
 Income tax receivable..................       6,100                                       6,100
 Prepaid expenses and other current
  assets................................      17,998        4,384       (2,147)  (c)      20,235
                                          ----------   ----------  -----------        ----------
  Total current assets..................     896,978       64,031     (167,147)          793,862

Property and equipment, net.............      50,315        6,428       (1,705)  (c)      47,858
                                                                        (7,180)  (d)
Computer software, net..................      62,217       17,261        6,793   (c)      68,680
                                                                       (17,591)  (d)

Excess cost over net assets acquired,
 net....................................      66,621       24,742       31,009   (c)      83,417
                                                                       (38,955)  (d)

Noncurrent deferred income taxes........                                28,232   (c)      48,561
                                                                        20,329   (d)
Other assets............................      15,498           31                         15,529
Investment in TI Software Division......                               214,774   (a)
                                                                       (55,506)  (b)
                                                                      (159,268)  (c)
                                          ----------   ----------  -----------        ----------
Total assets............................  $1,091,629     $112,493    $(146,215)       $1,057,907
                                          ==========   ==========  ===========        ==========
Current liabilities:
 Notes payable and current portion of
  long term debt........................  $    1,352                                  $    1,352
 Accounts payable and accrued
  liabilities...........................      65,927     $ 23,814    $  47,896   (a)     185,781
                                                                        12,531   (c)
                                                                        35,613   (d)
 Deferred revenue.......................      70,796       33,173                        103,969
                                          ----------   ----------  -----------        ----------
  Total current liabilities.............  $  138,075       56,987       96,040           291,102

Other noncurrent liabilities and
 deferred revenue.......................      45,326                     1,878   (a)      53,902
                                                                         6,698   (d)

Stockholders' equity:
 Preferred stock........................
 Common stock...........................       3,989                                       3,989
 Additional paid-in capital.............     805,640                                     805,640
 Retained earnings......................     157,365       55,506      (55,506)  (b)     (37,960)
                                                                      (109,617)  (c)
                                                                       (85,708)  (d)
 Less  treasury stock...................     (58,766)                                    (58,766)
                                          ----------   ----------  -----------        ----------
 Total stockholders' equity.............     908,228       55,506     (250,831)          712,903
                                          ----------   ----------  -----------        ----------
Total liabilities and stockholders'
 equity.................................  $1,091,629     $112,493    $(146,215)       $1,057,907
                                          ==========   ==========  ===========        ==========

                            See accompanying notes.

                            STERLING SOFTWARE, INC
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  TI Software
                                           --------------------------------------------------------
                               Sterling                      Deduct           Add
                              Historical                   Historical     Historical     Pro Forma
                              Six Months    Historical     Nine Months   Three Months    Six Months      Purchase
                                Ended       Year Ended        Ended          Ended         Ended        Accounting
                              March 31,    December 31,     September      March 31,     March 31,     Adjustments        Pro Forma
                                 1997          1996         30, 1996         1997           1997         (Note 3)         Combined
                              ----------   ------------    -----------   ------------    ----------    -----------        ---------

Revenue:
 Products..................    $ 84,135      $ 83,612       $ 62,953       $ 11,715       $ 32,374                         $116,509
 Product support...........      59,515        62,178         45,660         14,445         30,963                           90,478
 Services..................      60,235       113,135         85,837         23,158         50,456                          110,691
                              ---------    ----------      ---------     ----------      ---------                        ---------
  Total revenue............     203,885       258,925        194,450         49,318        113,793                          317,678

Costs and expenses:
 Cost of sales:
 Products and product
   support.................      35,520        51,596         36,571         14,289         29,314      $ (2,979)  (a)       59,042
                                                                                                          (2,666)  (b)
                                                                                                            (147)  (c)
 Services..................      52,364        90,939         67,307         18,944         42,576        (1,426)  (b)       93,435
                                                                                                             (79)  (c)
                              ---------    ----------      ---------     ----------      ---------     ---------          ---------
                                 87,884       142,535        103,878         33,233         71,890        (7,297)           152,477
 Selling, general and
  administrative...........      84,292       133,540         96,688         31,385         68,237        (5,013)  (a)      147,516
 Product development and
  enhancement..............       9,817        10,362          6,544          2,252          6,070                           15,887
 Write-off of goodwill and
  intangibles..............                                                   4,326          4,326        (4,326)  (a)
                              ---------    ----------      ---------     ----------      ---------     ---------          ---------
  Total costs and expenses.     181,993       286,437        207,110         71,196        150,523       (16,636)           315,880
                              ---------    ----------      ---------     ----------      ---------     ---------          ---------

Income (loss) before other
  income(expense) and
  income taxes ............      21,892       (27,512)       (12,660)       (21,878)       (36,730)       16,636              1,798

Other income (expense).....      21,104        (1,628)          (835)        (1,820)        (2,613)                          18,491
                              ---------    ----------      ---------     ----------      ---------     ---------          ---------
Income (loss) before income
   taxes...................      42,996       (29,140)       (13,495)       (23,698)       (39,343)       16,636             20,289

Provision for income taxes.      14,932         2,179            224            280          2,235       (10,120)  (d)        7,047
                              ---------    ----------      ---------     ----------      ---------     ---------          ---------

Net income (loss)..........    $ 28,064      $(31,319)      $(13,719)      $(23,978)      $(41,578)     $ 26,756           $ 13,242
                              =========    ==========      =========     ==========      =========     =========          =========

Income  per common
    share (Note 4):
 Net income:
   Primary.................        $.72                                                                                        $.34
                              =========                                                                                   =========
   Fully diluted...........        $.72                                                                                        $.34
                              =========                                                                                   =========


Shares used to compute per
 share data:
   Primary.................      39,006                                                                                      39,006
                              =========                                                                                   =========
   Fully diluted...........      39,006                                                                                      39,006
                              =========                                                                                   =========

                            See accompanying notes.

                            STERLING SOFTWARE, INC
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  TI Software
                                           ---------------------------------------------------------
                                                             Deduct           Add
                               Sterling                    Historical     Historical
                              Historical    Historical    Three Months   Three Months    Pro Forma      Purchase
                              Year Ended    Year Ended        Ended          Ended       Year Ended    Accounting
                             September 30, December 31,   December 31,   December 31,   September 30,  Adjustments        Pro Forma
                                 1996          1996           1996           1995           1996         (Note 3)         Combined
                             ------------- ------------   ------------   ------------   -------------  -----------       ----------

Revenue:
 Products..................      $192,464      $ 83,612       $ 20,659       $ 33,931      $ 96,884                       $289,348
 Product support...........       123,401        62,178         16,518         14,130        59,790                        183,191
 Services..................       123,306       113,135         27,298         27,978       113,815                        237,121
                             ------------  ------------    -----------    -----------    ----------     -----------       ---------
  Total revenue............       439,171       258,925         64,475         76,039       270,489                        709,660

Costs and expenses:
 Cost of sales:
 Products and product
  support..................        72,201        51,596         15,025         14,980        51,551      $(1,000) (a)      117,003
                                                                                                          (5,449) (b)
                                                                                                            (300) (c)
 Services..................       110,038        90,939         23,632         23,019        90,326       (2,734) (b)      197,479
                                                                                                            (151) (c)
                             ------------  ------------   ------------   ------------   -----------    ---------         ---------
                                  182,239       142,535         38,657         37,999       141,877       (9,634)          314,482
 Selling, general and
  administrative...........       175,237       133,540         36,852         46,953       143,641       (8,500) (a)      310,378
 Product development and
  enhancement..............        20,921        10,362          3,818          3,189         9,733                         30,654
                             ------------  ------------   ------------   ------------   -----------    ---------         ---------
  Total costs and expenses.       378,397       286,437         79,327         88,141       295,251      (18,134)          655,514
                             ------------  ------------   ------------   ------------   -----------    ---------         ---------

Income (loss) from
 continuing operations
 before other income
 (expense) and income taxes        60,774       (27,512)       (14,852)       (12,102)      (24,762)      18,134            54,146

Other income (expense).....        24,112        (1,628)          (793)            50          (785)                        23,327
                             ------------  ------------   ------------   ------------   -----------    ---------         ---------

Income (loss) from
 continuing operations
 before income taxes.......        84,886       (29,140)       (15,645)       (12,052)      (25,547)      18,134            77,473

Provision for income taxes.        24,288         2,179          1,955            426           650        1,750 (d)        26,688
                             ------------  ------------   ------------   ------------   -----------    ---------         ---------

Income (loss) from
 continuing operations.....      $ 60,598      $(31,319)      $(17,600)      $(12,478)     $(26,197)    $ 16,384          $ 50,785
                             ============  ============   ============   ============   ===========    =========         =========



Income per common
 share (Note 4):
 Income from continuing
  operations:
   Primary.................         $1.78                                                                                    $1.49
                             ============                                                                                =========
   Fully diluted...........         $1.73                                                                                    $1.46
                             ============                                                                                =========

Shares used to compute per
 share data:
   Primary.................        34,071                                                                                   34,071
                             ============                                                                                =========
   Fully diluted...........        36,045                                                                                   36,045
                             ============                                                                                =========

                            See accompanying notes.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.   GENERAL

     The Acquisition will be accounted for as a purchase business combination by the Company. The accompanying unaudited pro forma combined condensed financial statements reflect an aggregate purchase price of approximately $214.8 million, consisting of cash paid to Texas Instruments plus costs directly related to the Acquisition as follows (in thousands):


             Cash paid to Texas Instruments..........   $165,000
             Investment advisor, legal,
              accounting and other professional
              fees and expenses......................      4,904
             TI Software employee severance and
              benefits...............................     28,696
             Elimination of duplicate
              facilities and leases of TI
              Software...............................     10,578
             Other costs related to the
              Acquisition............................      5,596
                                                        --------
                                                        $214,774
                                                        ========

     For purposes of the accompanying unaudited pro forma combined condensed balance sheet, the aggregate purchase price has been allocated to the net assets acquired, with the remainder recorded as excess cost over net assets acquired on the basis of preliminary estimates of fair values. These preliminary estimates of fair value were determined by the Company's management based primarily on information furnished by management of TI Software and an independent valuation of acquired software and research and development. The final allocation of the purchase price will be based on a complete evaluation of the assets and liabilities of TI Software. Accordingly, the information presented herein may differ from the final purchase price allocation.

     The Company also expects to incur costs of approximately $106.0 million primarily related to the reorganization of the Company's operations in connection with the Acquisition, including the write-down of certain software and excess cost over net assets acquired recorded in connection with previous acquisitions and, to a lesser extent, to the termination of the Company's International Distributor Agreement with a subsidiary of Sterling Commerce, Inc., as more fully described in Item 5 of the Company's Current Report on Form 8-K dated June 30, 1997, and the write-down of certain excess cost over net assets acquired related to the Company's federal systems business.

2.   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

     The accompanying unaudited pro forma combined condensed balance sheet assumes the Acquisition was consummated on March 31, 1997 and reflects the following pro forma adjustments:

     (a) To record the aggregate cost of the Acquisition described in Note 1 above.
     (b)  To eliminate TI Software's historical equity balances.
     (c) To record the allocation of the purchase price for the Acquisition to the assets and liabilities acquired as follows (in thousands):


                Working capital (deficit)....................   $ (7,634)
                Property and equipment.......................      4,723
                Software.....................................     24,054
                Purchased research and development
                costs charged to expense in the
                third quarter of fiscal 1997.................    137,849
                Other assets.................................         31
                Excess cost over net assets acquired.........     55,751
                                                                --------
                                                                $214,774
                                                                ========


     (d) To record additional costs primarily related to the reorganization of the Company's operations in connection with the Acquisition, including the write-down of certain software and excess cost over net assets acquired in connection with previous acquisitions and, to a lesser extent, to the termination of the Company's International Distributor Agreement with a subsidiary of Sterling Commerce, Inc. and the write-down of certain excess cost over net assets acquired related to the Company's federal systems business, net of the related deferred income tax benefit. The components of the reorganization charge are as follows (in thousands):


                   Employee termination costs...........  $ 18,539
                   Write-down of software products
                     which will no longer be actively
                     marketed...........................    17,591
                   Write-down of excess cost over
                     net assets acquired................    38,955
                   Elimination of duplicate
                     facilities and equipment...........    19,993
                   Out of pocket costs related to
                     the reorganization.................     5,109
                   Other costs..........................     5,850
                                                          --------
                                                          $106,037
                                                          ========

3.   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

     The accompanying unaudited pro forma combined condensed statements of operations have been prepared as if the Acquisition was consummated as of October 1, 1995 and reflect the following pro forma adjustments:

     (a) To eliminate nonrecurring restructuring costs and write-down of goodwill and other intangibles incurred by TI Software in periods prior to the Acquisition.
     (b) To record amortization of software acquired in the Acquisition computed using the straight-line method over its remaining estimated economic life (five years), less the historical amortization related to certain software written down by the Company related to the reorganization of the Company's operations in connection with the Acquisition.
     (c) To record amortization of excess cost over net assets acquired over ten years, less amortization related to certain excess cost over net assets acquired recorded in connection with previous acquisitions written down by the Company related to the reorganization of the Company's operations in connection with the Acquisition.
     (d) To adjust the provision for income taxes to reflect the impact of the results of operations of the Acquisition and related pro forma adjustments.

4.   UNAUDITED PRO FORMA COMBINED EARNINGS PER COMMON SHARE DATA

     The unaudited pro forma combined primary earnings per common share data is computed by dividing pro forma combined income per share by the weighted average number of common shares and common share equivalents represented by stock options and warrants, if the exercise of such stock options and warrants would have a dilutive effect in the aggregate. For purposes of this computation, pro forma combined income applicable to common stockholders is adjusted to reflect the assumed use of net cash proceeds on the assumed exercise of stock options and warrants treated as common share equivalents to purchase outstanding long term debt or government securities.

     The pro forma combined fully diluted earnings per common share data reflect, in addition to the foregoing, the assumed conversion of the Company's 5 3/4% Convertible Subordinated Debentures due 2003 into common shares, if such conversion would have a dilutive effect, including an adjustment to reflect the elimination of after-tax interest expense attributable to such debentures.